Exhibit 10.05

Via Fed Ex

October 19, 2009

Chris Jaenike,

Amyris Biotechnologies, Inc.

5980 Hollis Street, Suite 100

Emeryville, CA 94608

(510) 740-7465

RE:   Amyris Biotechnologies I TriplePoint Capital — Executed Documents

Dear Chris:

Enclosed, please find the following documents for your files:

1.	First Amendment to Master Lease Agreement (original)

2.	Warrant Agreement, 0534-W-02, (copy)

3.	Amended and Restated Warrant Agreement (copy)

4.	Hardware Facility Schedule - 0534-LE-02H (Original)

5.	Software Facility Schedule — 0534-LE-02S (Original)

6.	Certificate of Secretary of Amyris Biotechnologies (copy)

Should you have any questions or concerns, please do not hesitate to contact me at (650) 233-2161.

Sincerely,

/s/ Lonna Eshelman

Lonna Eshelman
Legal Assistant

Enclosures

1

FIRST AMENDMENT TO PLAIN ENGLISH MASTER LEASE AGREEMENT

This is a FIRST AMENDMENT TO PLAIN ENGLISH MASTER LEASE AGREEMENT dated as of September 18, 2009 (the “Amendment”) by and between AMYRIS BIOTECHNOLOGIES. INC., a California corporation, (“Lessee”) and TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company, (“Lessor”).

RECITALS

A.            Lessee and Lessor are parties to the Plain English Master Lease Agreement dated as of March 14, 2008 (the “Lease Agreement”), pursuant to which Lessor agreed to provide financial accommodations to or for the benefit of Lessee upon the terms and conditions contained in the Lease Agreement. Unless otherwise defined in this Amendment, capitalized terms and matters of construction defined in the Lease Agreement shall have the same meaning given to them in the Lease Agreement.

B.            Lessee has requested an additional Commitment Amount and that certain provisions of the Lease Agreement be amended. Lessor has agreed to do so on the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the Recitals and of the mutual promises and convenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged. Lessee and Lessor agree as follows:

1.	RATIFICATION; LEASE DOCUMENTS REMAIN IN FULL FORCE AND EFFECT

Lessee hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Lease Agreement and the other Lease Documents. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lessor under the Lease Agreement or any other Lease Document, as in effect prior to the date hereof.

2.	AMENDMENTS TO LEASE AGREEMENT

A.

Hardware and Software Facility Schedule dated March 14, 2008: The Part 2 Commitment Amount under the Hardware and Software Facility Schedule dated March 14, 2008 is hereby deleted in its entirety and replaced by Hardware Facility Schedule 0534-LE-02H and Software Facility Schedule 0534-LE-02S dated September 18, 2009.

B.	Section 7, Procedures to Follow When You Purchase the Equipment And We Reimburse You. Section 7 shall be amended by adding the following to subsection Initial Purchase-Leaseback:

ð	For Equipment purchased 180 days or less before the date of execution of Hardware Facility Schedule 0534-LE-02H and Software Facility Schedule 0534-LE-02S dated September 18, 2009: 100% of original net Equipment cost for Equipment.

C.	Section 21, Event of Default. Section 21 shall be amended by adding the following:

ð	Additional Events of Default. (a) , Khosla Ventures II, L.P. (or its affiliate) or KPCB Holdings, Inc. (or its affiliate) no longer retains a seat on Your Board of Directors until such time as You consummate an initial public offering or (b) the individuals holding the offices of Your Chief Executive Officer or Chief Financial Officer as of the Closing Date shall for any reason cease to hold such offices or be actively engaged in Your day-to-day management, unless a successor is appointed within ninety (90) days of such cessation.

3.	CONDITIONS TO EFFECTIVENESS

As a condition to the effectiveness of this Amendment, Lessor shall have received, in form and substance satisfactory to Lessor, the following:

ð	Receipt by Lessor of copies of this Amendment, duly executed by Lessee and Lessor;

ð	Receipt by Lessor of the Warrant Agreement of even date and the Amended and Restated Warrant Agreement, duly executed by Lessee and Lessor;

ð	Receipt by Lessor of Hardware Facility Schedule 0534-LE-02H and Software Facility Schedule 0534-LE-02S of even date, duly executed by Lessee and Lessor;

ð	The Hardware Facility Schedule 0534-LE-02H and Software Facility Schedule 0534-LE-02S Facility Fee;

ð	Receipt by Lessor of a Certificate of Secretary regarding resolutions and incumbency; and

ð	Certified copy of resolutions of Lessee’s board of directors approving this Agreement, Hardware Facility Schedule 0534-LE-02H and Software Facility Schedule 0534-LE-02S and the associated Warrant Agreement and Amended and Restated Warrant Agreement.

4.	REPRESENTATIONS AND WARRANTIES

Lessee represents and warrants that the representations and warranties contained in the Lease Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date or (b) set forth in a Schedule of Exceptions attached hereto, if any, are true and correct in all material respects as of the date of this Amendment. Lessee further represents and warrants that there are no Defaults or Events of Default that have occurred and are continuing as of the date of this Amendment.

5.	MISCELLANEOUS

ð

Entire Agreement.  The terms and conditions of this Amendment shall be incorporated by reference in the Lease Agreement as though set forth in full in the Lease Agreement. In the event of any inconsistency between the provisions of this Amendment and any other provision of the Lease Agreement, the terms and provisions of this Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Lease Agreement and the other Lease Documents shall remain in full force and effect to the extent in effect on the date of this Amendment. The Lease Agreement as modified by this Amendment, together with the other Lease Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect to the subject matter the Lease Agreement.

ð	Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

ð	Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

ð

Governing, Law.  This Amendment shall be governed by. and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

ð

Effect.    Upon the effectiveness of this Amendment, from and after the date of this Amendment, each reference in the Lease Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to the Lease Agreement as amended by this Amendment and each reference in the other Lease Documents to the Lease Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Lease Agreement as amended by this Amendment.

ð

No Novation.  Except as expressly provided in Section 2 above, the execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lessor under the Lease Agreement or any other Lease Document, (b) constitute a waiver of any provision in the Lease Agreement or in any of the other Lease Documents, or (c) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Lease Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

ð	Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.

ð

Signatures.  This Amendment may be executed and delivered by facsimile or transmitted electronically in either Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) and, and upon such delivery, the facsimile, TIFF or PDF signature, as applicable, will be deemed to have the same effect as if the original signature had been delivered to the other party.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, The Parties have executed and delivered this Amendment as of the day and year first above written.

LESSEE:	You:	AMYRIS BIOTECHOLOGIES, INC.

	Signature:	/s/ John G. Melo

	Print Name:	John G. Melo

	Title:	CEO

Accepted in Menlo Park, California:

LESSOR:	Us:	TRIPLEPOINT CAPITAL LLC

	Signature:	/s/ Sajal Srivastava

	Print Name:	Sajal Srivastava

	Title:	Chief Operating Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO PLAIN ENGLISH MASTER LEASE AGREEMENT]

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